Exhibit 10.8

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

THE NATIONAL INSTITUTES OF HEALTH

PATENT LICENSE AGREEMENT - EXCLUSIVE

COVER PAGE

For the NIH internal use only:

License Number: L-164-2013/0

License Application Number: A-098-2012

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

[***]

Licensee:

Aura Biosciences, Inc. 85 Bolton Street Cambridge, MA 02140

Cooperative Research and Development Agreement (CRADA) Number (if a subject invention): N/A

Additional Remarks:

Public Benefit(s): The treatment, diagnosis and imaging of cancer tumors and metastases as well as their respective pre-cursor dysplasia states.

This Patent License Agreement, hereinafter referred to as the “Agreement”, consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D (Benchmarks and Performance), Appendix E (Commercial Development Plan), Appendix F (Example Royalty Report), and Appendix G (Royalty Payment Options). The Parties to this Agreement are:

1)	The National Institutes of Health (“NIH”), an agency of the United States Public Health Service within the Department of Health and Human Services (“HHS”); and

2)	The person, corporation, or institution identified above or on the Signature Page, having offices at the address indicated on the Signature Page, hereinafter referred to as the “Licensee”.

The NIH and the Licensee agree as follows:

1.	BACKGROUND

1.1	In the course of conducting biomedical and behavioral research, the NIH or the FDA investigators made inventions that may have commercial applicability.

1.2

By assignment of rights from NIH or FDA employees and other inventors, HHS, on behalf of the Government, owns intellectual property rights claimed in any United States or foreign patent applications or patents corresponding to the assigned inventions. HHS also owns any tangible embodiments of these inventions actually reduced to practice by the NIH of the FDA.

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1.3	The Secretary of HHS has delegated to the NIH the authority to enter into this Agreement for the licensing of rights to these inventions.

1.4	The NIH desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

1.5	The Licensee desires to acquire commercialization rights to certain of these inventions in order to develop processes, methods, or marketable products for public use and benefit.

2.	DEFINITIONS

2.1

“Affiliate(s)” means a corporation or other business entity, which directly or indirectly is controlled by or controls, or is under common control with the Licensee. For this purpose, the term “control” shall mean ownership of more than fifty percent (50%) of the voting stock or other ownership interest of the corporation or other business entity, or the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the corporation or other business entity.

2.2	“Benchmarks” mean the performance milestones that are set forth in Appendix D.

2.3	“Commercial Development Plan” means the written commercialization plan attached as Appendix E.

2.4	“CRADA” means a Cooperative Research and Development Agreement.

2.5	“FDA” means the Food and Drug Administration.

2.6

“First Commercial Sale” means the initial transfer by or on behalf of the Licensee or its sublicensees of the Licensed Products or the initial practice of a Licensed Process by or on behalf of the Licensee or its sublicensees in exchange for cash or some equivalent to which value can be assigned for the purpose of determining Net Sales.

2.7	“Government” means the Government of the United States of America.

2.8	“Licensed Fields of Use” means the fields of use identified in Appendix B.

2.9	“Licensed Patent Rights” shall mean:

(a)

Patent applications (including provisional patent applications and PCT patent applications) or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of these patents;

(b)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.9(a):

(i)	continuations-in-part of 2.9(a);

(ii)	all divisions and continuations of these continuations-in-part;

(iii)	all patents issuing from these continuations-in-part, divisions, and continuations;

(iv)	priority patent application(s) of 2.9(a); and

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(v)	any reissues, reexaminations, and extensions of these patents;

(c)

to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.9(a): all counterpart foreign and U.S. patent applications and patents to 2.9(a) and 2.9(b), including those listed in Appendix A; and

(d)	Licensed Patent Rights shall not include 2.9(b) or 2.9(c) to the extent that they contain one or more claims directed to new matter which is not the subject matter disclosed in 2.9(a).

2.10

“Licensed Processes” means processes which, in the course of being practiced, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.11

“Licensed Products” means tangible materials which, in the course of manufacture, use, sale, or importation, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.12	“Licensed Territory” means the geographical area identified in Appendix B.

2.13	“Net Sales” means [***]

2.14

“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under these conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public on reasonable terms.

2.15

“Research License” means a nontransferable, nonexclusive license to make and to use the Licensed Products or the Licensed Processes as defined by the Licensed Patent Rights for purposes of research and not for purposes of commercial manufacture or distribution or in lieu of purchase.

3.	GRANT OF RIGHTS

3.1

The NIH hereby grants and the Licensee accepts, subject to the terms and conditions of this Agreement, an exclusive license under the Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Process(es) in the Licensed Fields of Use.

3.2

This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of the NIH other than the Licensed Patent Rights regardless of whether these patents are dominant or subordinate to the Licensed Patent Rights.

4.	SUBLICENSING

4.1

Upon written approval, which shall include prior review of any sublicense agreement by the NIH and which shall not be unreasonably withheld, the Licensee may enter into sublicensing agreements under the Licensed Patent Rights.

4.2

The Licensee agrees that any sublicenses granted by it shall provide that the obligations to the NIH of Paragraphs 5.1-5.4, 8.1, 10.1, 10.2, 12.5, and 13.8-13.10 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. The Licensee further agrees to attach copies of these Paragraphs to all sublicense agreements.

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4.3

Any sublicenses granted by the Licensee shall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensees and the NIH, at the option of the sublicensee, upon termination of this Agreement under Article 13. This conversion is subject to the NIH approval and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.4

The Licensee agrees to forward to the NIH a complete copy of each fully executed sublicense agreement postmarked within [***] of the execution of the agreement. To the extent permitted by law, the NIH agrees to maintain each sublicense agreement in confidence.

5.	STATUTORY AND NIH REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

5.1

(a)   the NIH reserves on behalf of the Government an irrevocable, nonexclusive, nontransferable, royalty-free license for the practice of all inventions licensed under the Licensed Patent Rights throughout the world by or on behalf of the Government and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the Government is a signatory. Prior to the First Commercial Sale, the Licensee agrees to provide the NIH with reasonable quantities of the Licensed Products or materials made through the Licensed Processes for NIH research use; and

(b)

in the event that the Licensed Patent Rights are Subject Inventions made under CRADA, the Licensee grants to the Government, pursuant to 15 U.S.C. §3710a(b)(l)(A), a nonexclusive, nontransferable, irrevocable, paid-up license to practice the Licensed Patent Rights or have the Licensed Patent Rights practiced throughout the world by or on behalf of the Government. In the exercise of this license, the Government shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. §552(b)(4) or which would be considered as such if it had been obtained from a non-Federal party. Prior to the First Commercial Sale, the Licensee agrees to provide the NIH with reasonable quantities of the Licensed Products or materials made through the Licensed Processes for NIH research use.

5.2

The Licensee agrees that products used or sold in the United States embodying the Licensed Products or produced through use of the Licensed Processes shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from the NIH.

5.3

The Licensee acknowledges that the NIH may enter into future CRADAs under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this Agreement. The Licensee agrees not to unreasonably deny requests for a Research License from future collaborators with the NIH when acquiring these rights is necessary in order to make a CRADA project feasible. The Licensee may request an opportunity to join as a party to the proposed CRADA.

5.4

(a)   in addition to the reserved license of Paragraph 5.1, the NIH reserves the right to grant Research Licenses directly or to require the Licensee to grant Research Licenses on reasonable terms. The purpose of these Research Licenses is to encourage basic research, whether conducted at an academic or corporate facility. In order to safeguard the Licensed Patent Rights, however, the NIH shall consult with the Licensee before granting to commercial entities a Research License or providing to them research samples of materials made through the Licensed Processes; and

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(b)

in exceptional circumstances, and in the event that the Licensed Patent Rights are Subject Inventions made under a CRADA, the Government, pursuant to 15 U.S.C. §3710a(b)(T)(B), retains the right to require the Licensee to grant to a responsible applicant a nonexclusive, partially exclusive, or exclusive sublicense to use the Licensed Patent Rights in the Licensed Field of Use on terms that are reasonable under the circumstances, or if the Licensee fails to grant this license, the Government retains the right to grant the license itself. The exercise of these rights by the Government shall only be in exceptional circumstances and only if the Government determines:

(i)	the action is necessary to meet health or safety needs that are not reasonably satisfied by the Licensee;

(ii)	the action is necessary to meet requirements for public use specified by Federal regulations, and these requirements are not reasonably satisfied by the Licensee; o

(iii)	the Licensee has failed to comply with an agreement containing provisions described in 15 U.S.C. §3710a(c)(4)(B); and

(c)	the determination made by the Government under this Paragraph 5.4 is subject to administrative appeal and judicial review under 35 U.S.C. §203(b).

6.	ROYALTIES AND REIMBURSEMENT

6.1	The Licensee agrees to pay the NIH a noncreditable, nonrefundable license issue royalty as set forth in Appendix C.

6.2	The Licensee agrees to pay the NIH a nonrefundable minimum annual royalty as set forth in Appendix C.

6.3	The Licensee agrees to pay the NIH earned royalties as set forth in Appendix C.

6.4	The Licensee agrees to pay the NIH benchmark royalties as set forth in Appendix C.

6.5	The Licensee agrees to pay the NIH sublicensing royalties as set forth in Appendix C.

6.6

A patent or patent application licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments in any given country on the earliest of the dates that:

(a)	the application has been abandoned and not continued;

(b)	the patent expires or irrevocably lapses, or

(c)	the patent has been held to be invalid or unenforceable by an unappealed or unappealable decision of a court of competent jurisdiction or administrative agency.

6.7	No multiple royalties shall be payable because any Licensed Products or Licensed Processes are covered by more than one of the Licensed Patent Rights.

6.8

On sales of the Licensed Products by the Licensee to sublicensees or on sales made in other than an arms-length transaction, the value of the Net Sales attributed under this Article 6 to this transaction shall be that which would have been received in an arms-length transaction, based on sales of like quantity and quality products on or about the time of this transaction.

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6.9

With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the NIH prior to the effective date of this Agreement, the Licensee shall pay the NIH, as an additional royalty, within sixty (60) days of the NIH’s submission of a statement and request for payment to the Licensee, an amount equivalent to [***] of these unreimbursed expenses previously paid by the NIH, [***] of the remaining balance due ninety (90) days from the NIH’s initial submission of a statement and request for payment and the remaining balance (i.e. [***] due One Hundred Twenty (120) days from the NIH’s initial submission of a statement and request for payment.

6.10

With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the NIH on or after the effective date of this Agreement, the NIH, at its sole option, may require the Licensee;

[***]

6.11

The NIH agrees, upon written request, to provide the Licensee with summaries of patent prosecution invoices for which the NIH has requested payment from the Licensee under Paragraphs 6.9 and 6.10. The Licensee agrees that all information provided by the NIH related to patent prosecution costs shall be treated as confidential commercial information and shall not be released to a third party except as required by law or a court of competent jurisdiction.

6.12

The Licensee may elect to surrender its rights in any country of the Licensed Territory under any of the Licensed Patent Rights upon ninety (90) days written notice to the NIH and owe no payment obligation under Paragraph 6.10 for patent-related expenses paid in that country after ninety (90) days of the effective date of the written notice.

7.	PATENT FILING, PROSECUTION, AND MAINTENANCE

7.1

Except as otherwise provided in this Article 7, the NIH agrees to take responsibility for, but to consult with, the Licensee in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall furnish copies of relevant patent-related documents to the Licensee.

7.2

Upon the NIH’s written request, the Licensee shall assume the responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and shall, on an ongoing basis, promptly furnish copies of all patent-related documents to the NIH. In this event, the Licensee shall, subject to the prior approval of the NIH, select registered patent attorneys or patent agents to provide these services on behalf of the Licensee and the NIH. The NIH shall provide appropriate powers of attorney and other documents necessary to undertake this action to the patent attorneys or patent agents providing these services. The Licensee and its attorneys or agents shall consult with the NIH in all aspects of the preparation, filing, prosecution and maintenance of patent applications and patents included within the Licensed Patent Rights and shall provide the NIH sufficient opportunity to comment on any document that the Licensee intends to file or to cause to be filed with the relevant intellectual property or patent office.

7.3

At any time, the NIH may provide the Licensee with written notice that the NIH wishes to assume control of the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights. If the NIH elects to reassume these responsibilities, the Licensee agrees to cooperate fully with the NIH, its attorneys, and agents in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and to provide the NIH with complete copies of any and all documents or other materials that the NIH deems necessary to undertake such responsibilities. The Licensee shall be responsible for all costs associated with transferring patent prosecution responsibilities to an attorney or agent of the NIH’s choice.

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7.4

Each party shall promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patent Rights and permit each other to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of the Licensed Patent Rights, which comments and suggestions shall be considered by the other party.

8.	RECORD KEEPING

8.1

The Licensee agrees to keep accurate and correct records of the Licensed Products made, used, sold, or imported and the Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due the NIH. These records shall be retained for at least five (5) years following a given reporting period and shall be available during normal business hours for inspection, at the expense of the NIH, by an accountant or other designated auditor selected by the NIH for the sole purpose of verifying reports and royalty payments hereunder. The accountant or auditor shall be required to execute s a reasonable confidentiality agreement with Licensee, and shall only disclose to the NIH information relating to the accuracy of reports and royalty payments made under this Agreement. If an inspection shows an underreporting or underpayment in excess of five percent (5%) for any twelve (12) month period, then the Licensee shall reimburse the NIH for the reasonable cost of the inspection at the time the Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.8. All royalty payments required under this Paragraph shall be due within sixty (60) days of the date the NIH provides to the Licensee notice of the payment due.

9.	REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

9.1

Prior to signing this Agreement, the Licensee has provided the NIH with the Commercial Development Plan in Appendix E, under which the Licensee intends to bring the subject matter of the Licensed Patent Rights to the point of Practical Application. This Commercial Development Plan is hereby incorporated by reference into this Agreement. Based on this plan, performance Benchmarks are determined as specified in Appendix D.

9.2

The Licensee shall provide written annual reports on [***] for each of the Licensed Fields of Use within [***]. These progress reports shall include, but not be limited to: [***]. The NIH also encourages these reports to include information on any of the Licensee’s public service activities that relate to the Licensed Patent Rights. [***], the Licensee shall [***]. In the annual report, the Licensee may [***]. The Licensee agrees to provide any additional information reasonably required by the NIH to evaluate the Licensee’s performance under this Agreement. The Licensee may amend the Benchmarks at any time upon written approval by the NIH. The NIH shall not unreasonably withhold approval of any request of the Licensee to [***].

9.3

The Licensee shall report to the NIH the dates for achieving Benchmarks specified in Appendix D and the First Commercial Sale in each country in the Licensed Territory within [***] of such occurrences.

9.4

The Licensee shall submit to the NIH, within [***] after each calendar half-year ending June 30 and December 31, a royalty report, as described in the example in Appendix F, setting forth for the preceding half-year period the amount of the Licensed Products sold or Licensed Processes practiced by or on behalf of the Licensee in each country within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due. With each royalty report, the Licensee shall submit payment of earned royalties due. If no earned royalties are due to the NIH for any reporting period, the written report shall so state. The royalty report shall be certified as correct by an authorized officer of the Licensee [***]. The royalty report shall also identify the site of manufacture for the Licensed Product(s) sold in the United States.

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9.5

The Licensee agrees to forward semi-annually to the NIH a copy of these reports received by the Licensee from its sublicensees during the preceding half-year period as shall be pertinent to a royalty accounting to the NIH by the Licensee for activities under the sublicense.

9.6

Royalties due under Article 6 shall be paid in U.S. dollars and payment options are listed in Appendix G. For conversion of foreign currency to U.S. dollars, the conversion rate shall be the New York foreign exchange rate quoted in The Wall Street Journal on the day that the payment is due. Any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by the Licensee. The royalty report required by Paragraph 9.4 shall be mailed to the NIH at its address for Agreement Notices indicated on the Signature Page.

9.7

The Licensee shall be solely responsible for determining if any tax on royalty income is owed outside the United States and shall pay the tax and be responsible for all filings with appropriate agencies of foreign governments.

9.8

Additional royalties may be assessed by the NIH on any payment that is more than ninety (90) days overdue at the rate of one percent (1%) per month. This one percent (1%) per month rate may be applied retroactively from the original due date until the date of receipt by the NIH of the overdue payment and additional royalties. The payment of any additional royalties shall not prevent the NIH from exercising any other rights it may have as a consequence of the lateness of any payment.

9.9

All plans and reports required by this Article 9 and marked “confidential” by the Licensee shall, to the extent permitted by law, be treated by the NIH as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of these records by the NIH under the Freedom of Information Act (FOIA), 5 U.S.C. §552 shall be subject to the predisclosure notification requirements of 45 C.F.R. §5.65(d).

10.	PERFORMANCE

10.1

The Licensee shall use its reasonable commercial efforts to bring the Licensed Products and the Licensed Processes to Practical Application. “Reasonable commercial efforts” for the purposes of this provision shall include reasonable adherence to the Commercial Development Plan in Appendix E and performance of the Benchmarks in Appendix D. The efforts of a sublicensee shall be considered the efforts of the Licensee.

10.2

Upon the First Commercial Sale, until the expiration or termination of this Agreement, the Licensee shall use its reasonable commercial efforts to make the Licensed Products and the Licensed Processes reasonably accessible to the United States public.

10.3

The Licensee agrees, after its First Commercial Sale, to use reasonable commercial efforts to make reasonable quantities of the Licensed Products or materials produced through the use of the Licensed Processes available to patient assistance programs.

10.4

The Licensee agrees, after its First Commercial Sale and as part of its marketing and product promotion, to develop educational materials (e.g., brochures, website, etc.) directed to patients and physicians detailing the Licensed Products or medical aspects of the prophylactic and therapeutic uses of the Licensed Products.

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10.5

The Licensee agrees to supply, to the Mailing Address for Agreement Notices indicated on the Signature Page, the Office of Technology Transfer, NIH with inert samples of the Licensed Products or the Licensed Processes or their packaging for educational and display purposes only.

11.	INFRINGEMENT AND PATENT ENFORCEMENT

11.1

The NIH and the Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either party becomes aware.

11.2	Pursuant to this Agreement and the provisions of 35 U.S.C. Chapter 29, the Licensee may:

(a)	bring suit in its own name, at its own expense, and on its own behalf for infringement of presumably valid claims in the Licensed Patent Rights;

(b)	in any suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; or

(c)	settle any claim or suit for infringement of the Licensed Patent Rights provided, however, that the NIH and appropriate Government authorities shall have the first right to take such actions; and

(d)

if the Licensee desires to initiate a suit for patent infringement, the Licensee shall notify the NIH in writing. If the NIH does not notify the Licensee of its intent to pursue legal action within ninety (90) days, the Licensee shall be free to initiate suit. The NIH shall have a continuing right to intervene in the suit. The Licensee shall take no action to compel the Government either to initiate or to join in any suit for patent infringement. The Licensee may request the Government to initiate or join in any suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any suit, the Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including all costs incurred by the Government in opposing the motion or other action. In all cases, the Licensee agrees to keep the NIH reasonably apprised of the status and progress of any litigation. Before the Licensee commences an infringement action, the Licensee shall notify the NIH and give careful consideration to the views of the NIH and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.3

In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the Licensed Patent Rights shall be brought against the Licensee or raised by way of counterclaim or affirmative defense in an infringement suit brought by the Licensee under Paragraph 11.2, pursuant to this Agreement and the provisions of 35 U.S.C. Part 29 or other statutes, the Licensee may:

(a)	defend the suit in its own name, at its own expense, and on its own behalf for presumably valid claims in the Licensed Patent Rights;

(b)	in any suit, ultimately to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; and

(c)

settle any claim or suit for declaratory judgment involving the Licensed Patent Rights-provided, however, that the NIH and appropriate Government authorities shall have the first right to take these actions and shall have a continuing right to intervene in the suit; and

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(d)

if the NIH does not notify the Licensee of its intent to respond to the legal action within a reasonable time, the Licensee shall be free to do so. The Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action. The Licensee may request the Government to initiate or to join any suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any suit by motion or any other action of the Licensee, the Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action. If the Licensee elects not to defend against the declaratory judgment action, the NIH, at its option, may do so at its own expense. In all cases, the Licensee agrees to keep the NIH reasonably apprised of the status and progress of any litigation. Before the Licensee commences an infringement action, the Licensee shall notify the NIH and give careful consideration to the views of the NIH and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.4

In any action under Paragraphs 11.2 or 11.3 the expenses including costs, fees, attorney fees, and disbursements, shall be paid by the Licensee. The value of any recovery made by the Licensee through court judgment or settlement shall be treated as Net Sales and subject to earned royalties.

11.5

The NIH shall cooperate fully with the Licensee in connection with any action under Paragraphs 11.2 or 11.3. The NIH agrees promptly to provide access to all necessary documents and to render reasonable assistance in response to a request by the Licensee.

12.	NEGATION OF WARRANTIES AND INDEMNIFICATION

12.1	The NIH offers no warranties other than those specified in Article 1.

12.2

The NIH does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

12.3

THE NIH MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS OR TANGIBLE MATERIALS RELATED THERETO.

12.4	The NIH does not represent that it shall commence legal actions against third parties infringing the Licensed Patent Rights.

12.5

The Licensee shall indemnify and hold the NIH, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of:

(a)	the use by or on behalf of the Licensee, its sublicensees, directors, employees, or third parties of any Licensed Patent Rights; or

(b)

the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or materials by the Licensee, or other products or processes developed in connection with or arising out of the Licensed Patent Rights.

12.6	The Licensee agrees to maintain a liability insurance program consistent with sound business practice.

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13.	TERM, TERMINATION, AND MODIFICATION OF RIGHTS

13.1

This Agreement is effective when signed by all parties, unless the provisions of Paragraph 14.16 are not fulfilled, and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13.

13.2

In the event that the Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Paragraph 13.5, and if the default has not been remedied within ninety (90) days after the date of notice in writing of the default, the NIH may terminate this Agreement by written notice and pursue outstanding royalties owed through procedures provided by the Federal Debt Collection Act.

13.3

In the event that the Licensee becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a third party’s intention to file an involuntary petition in bankruptcy, the Licensee shall immediately notify the NIH in writing.

13.4	The Licensee shall have a unilateral right to terminate this Agreement or any licenses in any country or territory by giving the NIH sixty (60) days written notice to that effect.

13.5	The NIH shall specifically have the right to terminate or modify, at its option, this Agreement, if the NIH determines that the Licensee:

(a)

is not executing the Commercial Development Plan submitted with its request for a license and the Licensee cannot otherwise demonstrate to the NIH’s satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve the Practical Application of the Licensed Products or the Licensed Processes;

(b)	has not achieved the Benchmarks as may be modified under Paragraph 9.2;

(c)	has willfully made a false statement of, or willfully omitted a material fact in the license application or in any report required by this Agreement;

(d)	has committed a material breach of a covenant or agreement contained in this Agreement;

(e)	is not keeping the Licensed Products or the Licensed Processes reasonably available to the public after commercial use commences;

(f)	cannot reasonably satisfy unmet health and safety needs; or

(g)	cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2 unless waived.

13.6

In making the determination referenced in Paragraph 13.5, the NIH shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by the Licensee under Paragraph 9.2. Prior to invoking termination or modification of this Agreement under Paragraph 13.5, the NIH shall give written notice to the Licensee providing the Licensee specific notice of, and a [***] opportunity to respond to, the NIH’s concerns as to the items referenced in 13.5(a)-13.5(g). If the Licensee fails to alleviate the NIH’s concerns as to the items referenced in 13.5(a)-13.5(g) or fails to initiate corrective action to the NIH’s satisfaction, the NIH may terminate this Agreement.

13.7

When the public health and safety so require, and after written notice to the Licensee providing the Licensee a [***] opportunity to respond, the NIH shall have the right to require the Licensee to grant sublicenses to responsible applicants, on reasonable terms, in any Licensed Fields of Use

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under the Licensed Patent Rights, unless the Licensee can reasonably demonstrate that the granting of the sublicense would not materially increase the availability to the public of the subject matter of the Licensed Patent Rights. The NIH shall not require the granting of a sublicense unless the responsible applicant has first negotiated in good faith with the Licensee.

13.8

The NIH reserves the right according to 35 U.S.C. 5209(d)(3) to terminate or modify this Agreement if it is determined that this action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by the Licensee.

13.9

Within thirty (30) days of receipt of written notice of the NIH’s unilateral decision to modify or terminate this Agreement, the Licensee may, consistent with the provisions of 37 C.F.R. §404.11, appeal the decision by written submission to the designated NIH official. The decision of the designated the NIH official shall be the final agency decision. The Licensee may thereafter exercise any and all administrative or judicial remedies that may be accessible.

13.10

Within ninety (90) days of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by the Licensee. Any royalty payments, including those incurred but not yet paid (such as the full minimum annual royalty), and those related to patent expenses, due to the NIH shall become immediately due and payable upon termination or expiration. If terminated under this Article 13, sublicensees may elect to convert their sublicenses to direct licenses with the NIH pursuant to Paragraph 4.3. Unless otherwise specifically provided for under this Agreement, upon termination or expiration of this Agreement, the Licensee shall return all Licensed Products or other materials included within the Licensed Patent Rights to the NIH or provide the NIH with certification of the destruction thereof. The Licensee may not be granted additional NIH licenses if the final reporting requirement is not fulfilled.

14.	GENERAL PROVISIONS

14.1

Neither party may waive or release any of its rights or interests in this Agreement except in writing. The failure of the Government to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by the Government or excuse a similar subsequent failure to perform any of these terms or conditions by the Licensee.

14.2

This Agreement constitutes the entire agreement between the parties relating to the subject matter of the Licensed Patent Rights, the Licensed Products and the Licensed Processes, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement.

14.3

The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, this determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.4

If either party desires a modification to this Agreement, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of the modification. No modification shall be effective until a written amendment is signed by the signatories to this Agreement or their designees.

14.5	The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

14.6	All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a

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commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to another address as may be designated in writing by the other party. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

14.7

This Agreement shall not be assigned or otherwise transferred (including any transfer by legal process or by operation of law, and any transfer in bankruptcy or insolvency, or in any other compulsory procedure or order of court) except to the Licensee’s Affiliate(s) without the prior written consent of the NIH. The parties agree that the identity of the parties is material to the formation of this Agreement and that the obligations under this Agreement are nondelegable. In the event that the NIH approves a proposed assignment, the Licensee shall pay the NIH, as an additional royalty, one percent (1%) of the fair market value of any consideration received for any assignment of this Agreement within sixty (60) days of the assignment.

14.8

The Licensee agrees in its use of any NIH-supplied materials to comply with all applicable statutes, regulations, and guidelines, including NIH and HHS regulations and guidelines. The Licensee agrees not to use the materials for research involving human subjects or clinical trials in the United States without complying with 21 C.F.R. Part 50 and 45 C.F.R. Part 46. The Licensee agrees not to use the materials for research involving human subjects or clinical trials outside of the United States without notifying the NIH, in writing, of the research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to the NIH of research involving human subjects or clinical trials outside of the United States shall be given no later than sixty (60) days prior to commencement of the research or trials.

14.9

The Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities. The transfer of these items may require a license from the appropriate agency of the U.S. Government or written assurances by the Licensee that it shall not export these items to certain foreign countries without prior approval of this agency. The NIH neither represents that a license is or is not required or that, if required, it shall be issued.

14.10

The Licensee agrees to mark the Licensed Products or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate “Patent Pending” status. All the Licensed Products manufactured in, shipped to, or sold in other countries shall be marked in a manner to preserve the NIH’s patent rights in those countries.

14.11

By entering into this Agreement, the NIH does not directly or indirectly endorse any product or service provided, or to be provided, by the Licensee whether directly or indirectly related to this Agreement. The Licensee shall not state or imply that this Agreement is an endorsement by the Government, the NIH, any other Government organizational unit, or any Government employee. Additionally, the Licensee shall not use the names of the NIH, the FDA or the HHS or the Government or their employees in any advertising, promotional, or sales literature without the prior written approval of the NIH.

14.12

The parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement, except for appeals of modifications or termination decisions provided for in Article 13. The Licensee agrees first to appeal any unsettled claims or controversies to the designated the NIH official, or designee, whose decision shall be considered the final agency decision. Thereafter, the Licensee may exercise any administrative or judicial remedies that may be available.

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14.13

Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 C.F.R. Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.14

Any formal recordation of this Agreement required by the laws of any Licensed Territory as a prerequisite to enforceability of the Agreement in the courts of any foreign jurisdiction or for other reasons shall be carried out by the Licensee at its expense, and appropriately verified proof of recordation shall be promptly furnished to the NIH.

14.15	Paragraphs 4.3, 8.1, 9.5-9.8, 12.1-12.5, 13.9, 13.10, 14.12 and 14.15 of this Agreement shall survive termination of this Agreement.

14.16

The terms and conditions of this Agreement shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

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NIH PATENT LICENSE AGREEMENT -EXCLUSIVE

SIGNATURE PAGE

For the NIH:

/s/ Richard U. Rodriguez	8/28/13
Richard U. Rodriguez Director, Division of Technology Development and Transfer Office of Technology Transfer National Institutes of Health	Date

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

by:

/s/ Elisabet de los Pinos	9/3/13
Signature of Authorized Official	Date

Elisabet de los Pinos, PhD
Printed Name

Founder & CEO
Title

I.	Official and Mailing Address for Agreement notices:

Peter Finn.(Rubin & Rudman LLP)
Name

Counsel for Aura Biosciences
Title

Mailing Address

50 Rowes Wharf

Boston, MA 02110

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Email Address:	pfinn@rubinrudman.com

Phone:	[***]

Fax:	[***]

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments)

Elisabet de los Pinos, PhD
Name

Founder & CEO
Title

Mailing Address:

85 Bolton Street

Cambridge, MA 02140

Email Address:	[***]

Phone:	[***]

Fax:	[***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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APPENDIX A - PATENT(S) OR PATENT APPLICATION(S)

[***]

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APPENDIX B - LICENSED FIELDS OF USE AND TERRITORY

[***]

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APPENDIX C - ROYALTIES

[***]

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APPENDIX D - BENCHMARKS AND PERFORMANCE

[***]

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APPENDIX E - COMMERCIAL DEVELOPMENT PLAN

[***]

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APPENDIX F - EXAMPLE ROYALTY REPORT

[***]

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APPENDIX G - ROYALTY PAYMENT OPTIONS

[***]

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NATIONAL INSTITUTES OF HEALTH

FIRST AMENDMENT TO L-164-2013/0

This is the first amendment (“First Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and Aura Biosciences, Inc. having an effective date of September 3, 2013 and having NIH Reference Number L-164-2013/0 (“Agreement”). This First Amendment, having NIH Reference Number L-l64-2013/1, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852- 3804, U.S.A., and Aura Biosciences, Inc. having an office at 85 Bolton Street, Cambridge, MA 02140 the (“Licensee”). This First Amendment includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Revised Commercial Development Plan), and 3) Attachment 2 (Royalty Payment Information).

WHEREAS, the NIH and the Licensee desire that the Agreement be amended a first time as set forth below in order to include co-owned intellectual property’ to the Licensed Patent Rights, modify’ the Licensed Field of Use, and modify’ the commercial development plan (Appendix E).

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)

The Cover Page’s “Serial Number(s) of Licensed Patent(s) or Patent Application(s)” section and Appendix A’s Patent(s) or Patent Application(s)’s section shall be deleted and replaced with the following:

[***]

2)	Appendix B shall be deleted in its entirety and replaced with the following:

APPENDIX B - LICENSED FIELDS OF USE AND TERRITORY

[***]

3)	Appendix E shall be deleted in its entirety and replaced with the revised commercial development plan in Attachment 1.

4)	Within sixty (60) days of the execution of this First Amendment, the Licensee shall pay the NIH an amendment issue royalty in the sum of [***], and payment options may be found in Attachment 2.

5)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 2, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency’ and to give effect to the payment information in such Attachment 2.

6)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

7)

The terms and conditions of this First Amendment shall, al the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully’ executed original is received by’ the NIH within sixty (60) day’s from the date of tire NIH’s signature found al the Signature Page.

8)	This First Amendment is effective upon execution by all parties.

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FIRST AMENDMENT TO L-164-2013/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

Richard U. Rodriguez	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail:    LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

Signature of Authorized Official	Date

Elisabet de los Pinos President and Chief Executive Officer Aura Biosciences Inc.

I.	Official and Mailing Address for Agreement notices:

Elisabet de los Pinos
Name

President and Chief Executive Officer
Title

Mailing Address:

Aura Biosciences Inc.
85 Bolton Street
Cambridge, MA 02140

Email: [***]
Phone: [***]

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With copy to:

Alison Lawton
Name

Chief Operating Officer
Title

Mailing Address:

Aura Biosciences Inc.
85 Bolton Street
Cambridge, MA 02140

Email: [***]
Phone: [***]

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Alison Lawton
Name

Chief Operating Officer
Title

Mailing Address:

Aura Biosciences Inc.
85 Bolton Street
Cambridge, MA 02140

Email: [***]
Phone: [***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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ATTACHMENT 1 - REVISED COMMERCIAL DEVELOPMENT PLAN

[***]

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ATTACHMENT 2 - ROYALTY PAYMENT OPTIONS

[***]

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NATIONAL INSTITUTES OF HEALTH

SECOND AMENDMENT TO L-164-2013-0

[***]

2)	Appendix B shall be deleted in its entirety and replaced with the following:

APPENDIX B - LICENSED FIELDS OF USE AND TERRITORY

[***]

3)	Appendix E- Commercial Development Plan shall be appended with Attachment 2.

4)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby’ amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

5)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

6)

The terms and conditions of this Second Amendment shall, at the NIH’s sole option, be considered by the NTH to be withdrawn from the Licensee’s consideration and the terms and conditions of this Second Amendment, and the Second Amendment itself, to be null and void, unless this Second Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

7)	This Second Amendment is effective upon execution by all parties.

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SECOND AMENDMENT TO L-164-2013-0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Second Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

Name: Richard Rodriguez, M.B.A.	Date
Title: Associate Director
Office: Technology Transfer Center, National Cancer Institute
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration Monitoring & Enforcement Office of Technology Transfer National Institutes of Health 6011 Executive Boulevard, Suite 325 Rockville, Maryland 20852-3804 U.S.A.

E-mail:    LicenseNotices_Reports@mail.nih.gov

For the Licensee Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

Signature of Authorized Official	Date
Name: Elisabet de los Pinos
Title: President and Chief Executive Officer

I.	Official and Mailing Address for Agreement notices:

Elisabet de los Pinos
Name

President and Chief Executive Officer
Title

Mailing Address:

Aura Biosciences Inc.

85 Bolton Street

Cambridge, MA 02140

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Email Address:	[***]

Phone:	[***]

Fax:

With copy to:

Michele Keough

Name

Senior Vice President

Title

Mailing Address:

Aura Biosciences Inc

85 Bolton Street

Cambridge. MA 02140

	Email Address:	[***]

	Phone:	[***]

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Kylie Reynolds
Name

VP. Finance
Title

Mailing Address:

Aura Bioscience, Inc. 85 Bolton Street

Cambridge. MA 02140

Email Address:	[***]

Phone:	[***]

Fax:

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Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. $$3801-3812 (civil liability) and 18 U.S.C. $1001 (criminal liability including fine(s) or imprisonment).

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ATTACHMENT 1 - ROYALTY PAYMENT OPTIONS

[***]

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ATTACHMENT 2 - APPENDIX E ADDENDUM

[***]

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NATIONAL INSTITUTES OF HEALTH

THIRD AMENDMENT TO L-164-2013-0

Tax ID No: [***]

This is the third amendment (‘Third Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and Aura Biosciences, Inc. having an effective date of September 3, 2013 and having NIH Reference Number L-164-2013-0, its First Amendment having an effective date of September 28, 2015 and having NIH Reference Number L-164-2013-1, and its Second Amendment, having an effective date of August 20, 2018 and having NTH Reference Number L-164-2013-2 (collectively, “Agreement”). This Third Amendment, having NIH Reference Number L-164-2013-3, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852- 3804, U.S.A., and Aura Biosciences, Inc., having an office at 85 Bolton Street, Cambridge MA 02140 (the “Licensee”). This Third Amendment includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Appendix E- Commercial Development Plan Addition), and Attachment 2 (Royalty Payment Information).

WHEREAS, the NIH and the Licensee desire that the Agreement be amended a third time as set forth below in order to address combination products in the Agreement, transfer control of the patent prosecution of the Licensed Patent Rights, update the Benchmarks in Appendix D, and update the Commercial Development Plan in Appendix E.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	Article 7 shall be deleted in its entirety and replaced with the following:

7.	PATENT FILING. PROSECUTION. AND MAINTENANCE

7.1	[***]

7.2	[***]

7.3

Each party shall promptly inform the other as to all matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patent Rights and permit each other to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of the Licensed Patent Rights, which comments and suggestions shall be considered by the other party.

2)	Article 11 shall be deleted in its entirety and replaced with the following:

11.	INFRINGEMENT AND PATENT ENFORCEMENT.

11.1

The NIH and the Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either party becomes aware.

11.2	Pursuant to this Agreement and the provisions of 35 U.S.C. Chapter 29, the Licensee may:

(a)	bring suit in its own name, at its own expense, and on its own behalf for. infringement of presumably valid claims in the Licensed Patent Rights;

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(b)	in any suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement;

(c)	settle any claim or suit for infringement of the Licensed Patent Rights; and

(d)

if the Licensee desires to initiate a suit for patent infringement, the Licensee shall notify the NIH in writing. If the NIH does not notify the Licensee of its intent to pursue legal action within ninety (90) days, the Licensee shall be free to initiate suit. The NIH shall have a continuing right to intervene in the suit. The Licensee shall take no action to compel the Government either to initiate or to join in any suit for patent infringement. The Licensee may request the Government to initiate or join in any suit if necessary, to avoid dismissal of the suit. Should the Government be made a party to any suit, the Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including all costs incurred by the Government in opposing the motion or other action. In all cases, the Licensee agrees to keep the NIH reasonably apprised of the status and progress of any litigation. Before the Licensee commences an infringement action, the Licensee shall notify the NIH and give careful consideration to the views of the NIH and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.3

In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the Licensed Patent Rights shall be brought against the Licensee or raised by way of counterclaim or affirmative defense in an infringement suit brought by the Licensee under Paragraph 11.2, pursuant to this Agreement and the provisions of 35 U.S.C. Part 29 or other statutes, the Licensee may:

(a)	defend the suit in its own name, at its own expense, and on its own behalf for presumably valid claims in the Licensed Patent Rights;

(b)	in any suit, ultimately to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement;

(c)	settle any claim or suit for declaratory judgment involving the Licensed Patent Rights,-provided, however, that the NIH shall have a continuing right to intervene in the suit; and

(d)

respond to the legal action within ninety (90) days. The Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action. The Licensee may request the Government to initiate or to join any suit if necessary, to avoid dismissal of the suit. Should the Government be made a party to any suit by motion or any other action of the Licensee, the Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action. If the Licensee elects not to defend against the declaratory judgment action, the NIH, at its option, may do so at its own expense. In all cases, the Licensee agrees to keep the NIH reasonably apprised of the status and progress of any litigation. Before the Licensee commences an infringement action, the Licensee shall notify the NIH and give careful consideration to the views of the NIH and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.4

In any action under Paragraphs 11.2 or 11.3, the expenses, including costs, fees, attorney fees, and disbursements, shall be paid by the Licensee. The value of any recovery made by the Licensee, which exceeds the expenses incurred with prosecuting or defending any action therein, through court judgment or settlement, shall be treated as Net Sales and subject to earned royalties. The Licensee shall provide an accounting of any expenses that are deducted from Net Sales under this Paragraph 11.4.

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11.5

The NIH shall cooperate fully with the Licensee in connection with any action under Paragraphs 11.2 or 11.3. The NIH agrees promptly to provide access to all necessary documents and to render reasonable assistance in response to a request by the Licensee.

3)	Paragraph 14.7 shall be deleted in its entirety and replaced with the following:

14.7

This Agreement shall not be assigned or otherwise transferred (including any transfer by legal process or by operation of law, and any transfer in bankruptcy or insolvency, or in any other compulsory procedure or order of court) without the prior written consent of the NIH. The parties agree that the identity of the parties is material to the formation of this Agreement and that the obligations under this Agreement are nondelegable. [***]

4)	Appendix C - Royalties, Paragraph III, shall be deleted in its entirety and replaced with the following:

The Licensee agrees to pay the NIH earned royalties of [***].

5)	Appendix D - Benchmarks and Performance, shall be deleted in its entirety and replaced with the following:

The Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify the NIH that the Benchmark has been achieved.

[***]

6)	Appendix E - Commercial Development Plan shall be appended with Attachment I.

7)	[***]

8)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 2, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 2.

9)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

10)

The terms and conditions of this Third Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this Third Amendment, and the Third Amendment itself, to be null and void, unless this Third Amendment is executed by the Licensee and a fully executed original is received by the NIH within [***] days from the date of the NIH’s signature found at the Signature Page.

11)	This Third Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

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THIRD AMENDMENT TO L-164-2013-0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Third Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

Name: Richard U. Rodriguez	Date
Title: Associate Director
Office: National Cancer Institute
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: [***]

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

Signature of Authorized Official	Date

Name: Elisabet de los Pinos Title: President and CEO

I.	Official and Mailing Address for Agreement notices:

Elisabet de los Pinos
Name

President and CEO
Title

Mailing Address:

85 Bolton Street

Cambridge. MA 02140

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Email Address:	[***]

Phone:	[***]

Fax:

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Elisabet de los Pinos
Name

President and CEO
Title

Mailing Address:

85 Bolton Street

Cambridge. MA 02140

Email Address:	[***]

Phone:	[***]

Fax:

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C., $$3801-3812 (civil liability) and 18 U.S.C. $1001 (criminal liability including fine(s) or imprisonment).

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ATTACHMENT 1 - ADDITION TO APPENDIX E -COMMERCIAL DEVELOPMENT PLAN

[***]

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ATTACHMENT 2 - ROYALTY PAYMENT OPTIONS

New Payment Options Effective March 2018

[***]

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